Exhibit 99.2

                            CANAL CAPITAL CORPORATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Form 10-Q of Canal Capital Corporation (the "Company") for its fiscal quarter ended July 31, 2002 (the "Periodic Report") filed with the Commission on or about September 13, 2002, I, Reginald Schauder, Chief Financial Officer & Vice President-Finance of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: September 13, 2002


                                        /s/ Reginald Schauder
                                        -------------------------
                                        Reginald Schauder
                                        Chief Financial Officer &
                                        Vice President-Finance